[US TAX PAYERS]

                   CBS Corporation Voluntary Exchange Program
                     Participant Statement as of 4/28/2006

FORM OF PARTICIPANT STATEMENT

NAME
ADDRESS



ID#:
DIVISION:


OPTIONEE GRANTS OUT-OF-THE-MONEY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Total
                                                              Options             Value               Total
                                                              Eligible   Black-  Eligible             Value               Number Of
 Grant     Grant    Grant  Grant    Options       Options       for     Scholes    for     Exchange    Post    Reference  Restricted
 Date   Expiration   Type  Price  Exercisable  Unexercisable  Exchange   Value   Exchange    Rate    Exchange    Price     Shares*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             0.75              $ 24.9340









OPTIONEE GRANTS IN-THE-MONEY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Total
                                                              Options             Value               Total
                                                              Eligible   Black-  Eligible             Value               Number Of
 Grant     Grant    Grant  Grant    Options       Options       for     Scholes    for     Exchange    Post    Reference  Restricted
 Date   Expiration   Type  Price  Exercisable  Unexercisable  Exchange   Value   Exchange    Rate    Exchange    Price     Shares*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             0.75              $ 24.9340






__________________________
*Restricted Shares will vest 50% on the 2nd anniversary of the grant of the restricted shares, and 50% on the 3rd anniversary of the grant, subject to the terms of the grant.

                              [NON US TAX PAYERS]

                   CBS Corporation Voluntary Exchange Program
                     Participant Statement as of 4/28/2006

FORM OF PARTICIPANT STATEMENT

NAME
ADDRESS



ID#:
DIVISION:


OPTIONEE GRANTS OUT-OF-THE-MONEY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Total
                                                              Options             Value               Total
                                                              Eligible   Black-  Eligible             Value
 Grant     Grant    Grant  Grant    Options       Options       for     Scholes    for     Exchange    Post    Reference  Number Of
 Date   Expiration   Type  Price  Exercisable  Unexercisable  Exchange   Value   Exchange    Rate    Exchange    Price      RSUs*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             0.75              $ 24.9340











OPTIONEE GRANTS IN-THE-MONEY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Total
                                                              Options             Value               Total
                                                              Eligible   Black-  Eligible             Value
 Grant     Grant    Grant  Grant    Options       Options       for     Scholes    for     Exchange    Post    Reference  Number Of
 Date   Expiration   Type  Price  Exercisable  Unexercisable  Exchange   Value   Exchange    Rate    Exchange    Price      RSUs*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             0.75              $ 24.9340



__________________________
*RSUs will vest 50% on the 2nd anniversary of the grant of the RSUs, and 50% on the 3rd anniversary of the grant, subject to the terms of the grant.